Exhibit 99.2

CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

For the 3 months ending September 30, 2017 and 2016

	3rd Quarter
(in thousands, except per share data)	2017	2016	Change
Revenues
Oil, natural gas liquids and natural gas sales	$249,114	$163,973	$85,141
Gain (loss) on derivative instruments, net	(57,610)	20,412	(78,022)

Total revenues	191,504	184,385	7,119

Operating Costs and Expenses
Oil, natural gas liquids and natural gas production	44,549	42,280	2,269
Production and ad valorem taxes	15,326	10,987	4,339
Depreciation, depletion and amortization	131,756	108,167	23,589
Asset impairment	100	587	(487)
Exploration	625	18	607
General and administrative (including stock based compensation of $4,713 and $6,518 for the three months ended September 30, 2017, and 2016, respectively)	21,474	21,710	(236)
Accretion of discount on asset retirement obligations	1,473	1,556	(83)
Gain on sale of assets and other	(5,977)	(91,222)	85,245

Total operating costs and expenses	209,326	94,083	115,243

Operating Income (Loss)	(17,822)	90,302	(108,124)

Other Income (Expense)
Interest expense	(9,928)	(8,987)	(941)
Other income	58	421	(363)

Total other expense	(9,870)	(8,566)	(1,304)

Income (Loss) Before Income Taxes	(27,692)	81,736	(109,428)
Income tax expense (benefit)	(9,206)	28,422	(37,628)

Net Income (Loss)	$(18,486)	$53,314	$(71,800)

Diluted Earnings Per Average Common Share	$(0.19)	$0.55	$(0.74)

Basic Earnings Per Average Common Share	$(0.19)	$0.55	$(0.74)

Diluted Average Common Shares Outstanding	97,198	97,511	(313)

Basic Average Common Shares Outstanding	97,198	97,068	130

CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

For the 9 months ending September 30, 2017 and 2016

	Year-to-date
(in thousands, except per share data)	2017	2016	Change
Revenues
Oil, natural gas liquids and natural gas sales	$644,212	$458,374	$185,838
Gain (loss) on derivative instruments, net	45,037	(40,005)	85,042

Total revenues	689,249	418,369	270,880

Operating Costs and Expenses
Oil, natural gas liquids and natural gas production	129,746	132,847	(3,101)
Production and ad valorem taxes	41,364	33,422	7,942
Depreciation, depletion and amortization	352,957	344,564	8,393
Asset impairment	1,589	220,612	(219,023)
Exploration	6,259	1,780	4,479
General and administrative (including stock based compensation of $11,101 and $14,493 for the nine months ended September 30, 2017, and 2016, respectively)	61,665	74,783	(13,118)
Accretion of discount on asset retirement obligations	4,330	5,092	(762)
Gain on sale of assets and other	(6,980)	(252,097)	245,117

Total operating costs and expenses	590,930	561,003	29,927

Operating Income (Loss)	98,319	(142,634)	240,953

Other Income (Expense)
Interest expense	(28,039)	(27,858)	(181)
Other income	486	580	(94)

Total other expense	(27,553)	(27,278)	(275)

Income (Loss) Before Income Taxes	70,766	(169,912)	240,678
Income tax expense (benefit)	26,368	(56,869)	83,237

Net Income (Loss)	$44,398	$(113,043)	$157,441

Diluted Earnings Per Average Common Share	$0.45	$(1.21)	$1.66

Basic Earnings Per Average Common Share	$0.46	$(1.21)	$1.67

Diluted Average Common Shares Outstanding	97,678	93,602	4,076

Basic Average Common Shares Outstanding	97,176	93,602	3,574

CONSOLIDATED BALANCE SHEETS (UNAUDITED)

As of September 30, 2017 and December 31, 2016

(in thousands)	September 30, 2017	December 31, 2016
ASSETS
Current Assets
Cash and cash equivalents	$252	$386,093
Accounts receivable, net	129,219	73,322
Inventories, net	14,538	14,222
Derivative instruments	3,895	50
Income tax receivable	9,598	27,153
Prepayments and other	5,838	5,071

Total current assets	163,340	505,911

Property, Plant and Equipment
Oil and natural gas properties, net	4,633,512	4,016,683
Other property and equipment, net	45,198	44,869

Total property, plant and equipment, net	4,678,710	4,061,552

Other postretirement assets	3,583	3,619
Noncurrent derivative instruments	1,064	—
Other assets	6,879	8,741

TOTAL ASSETS	$4,853,576	$4,579,823

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities
Long-term debt due within one year	$—	$24,000
Accounts payable	101,819	65,031
Accrued taxes	14,585	7,252
Accrued wages and benefits	21,268	25,089
Accrued capital costs	67,176	79,988
Revenue and royalty payable	48,429	51,217
Derivative instruments	18,089	65,467
Other	11,402	20,160

Total current liabilities	282,768	338,204

Long-term debt	765,759	527,443
Asset retirement obligations	86,643	81,544
Deferred income taxes	535,002	495,888
Noncurrent derivative instruments	2,962	3,006
Other long-term liabilities	7,162	13,136

Total liabilities	1,680,296	1,459,221

Total Shareholders’ Equity	3,173,280	3,120,602

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$4,853,576	$4,579,823

SELECTED BUSINESS SEGMENT DATA (UNAUDITED)

For the 3 months ending September 30, 2017 and 2016

	3rd Quarter
(in thousands, except sales price and per unit data)	2017	2016	Change
Operating and production data
Oil, natural gas liquids and natural gas sales
Oil	$203,281	$138,388	$64,893
Natural gas liquids	25,508	12,067	13,441
Natural gas	20,325	13,518	6,807

Total	$249,114	$163,973	$85,141

Open non-cash mark-to-market gains (losses) on derivative instruments
Oil	$(46,395)	$22,984	$(69,379)
Natural gas liquids	(15,765)	(954)	(14,811)
Natural gas	(105)	2,992	(3,097)

Total	$(62,265)	$25,022	$(87,287)

Closed gains (losses) on derivative instruments
Oil	$5,388	$(4,118)	$9,506
Natural gas liquids	(1,923)	—	(1,923)
Natural gas	1,190	(492)	1,682

Total	$4,655	$(4,610)	$9,265

Total revenues	$191,504	$184,385	$7,119

Production volumes
Oil (MBbl)	4,510	3,325	1,185
Natural gas liquids (MMgal)	60.6	41.2	19.4
Natural gas (MMcf)	9,174	5,958	3,216

Total production volumes (MBOE)	7,483	5,298	2,185

Average daily production volumes
Oil (MBbl/d)	49.0	36.1	12.9
Natural gas liquids (MMgal/d)	0.7	0.4	0.3
Natural gas (MMcf/d)	99.7	64.8	34.9

Total average daily production volumes (MBOE/d)	81.3	57.6	23.7

Average realized prices excluding effects of open non-cash mark-to-market derivative instruments
Oil (per barrel)	$46.27	$40.38	$5.89
Natural gas liquids (per gallon)	$0.39	$0.29	$0.10
Natural gas (per Mcf)	$2.35	$2.19	$0.16
Average realized prices excluding effects of all derivative instruments
Oil (per barrel)	$45.07	$41.62	$3.45
Natural gas liquids (per gallon)	$0.42	$0.29	$0.13
Natural gas (per Mcf)	$2.22	$2.27	$(0.05)
Costs per BOE
Oil, natural gas liquids and natural gas production expenses	$5.95	$7.98	$(2.03)
Production and ad valorem taxes	$2.05	$2.07	$(0.02)
Depreciation, depletion and amortization	$17.61	$20.42	$(2.81)
Exploration expense	$0.08	$—	$0.08
General and administrative	$2.87	$4.10	$(1.23)
Capital expenditures (including acquisitions)	$251,621	$211,393	$40,228

SELECTED BUSINESS SEGMENT DATA (UNAUDITED)

For the 9 months ending September 30, 2017 and 2016

	Year-to-date
(in thousands, except sales price and per unit data)	2017	2016	Change
Operating and production data
Oil, natural gas liquids and natural gas sales
Oil	$532,652	$386,905	$145,747
Natural gas liquids	59,776	34,584	25,192
Natural gas	51,784	36,885	14,899

Total	$644,212	$458,374	$185,838

Open non-cash mark-to-market gains (losses) on derivative instruments
Oil	$42,730	$(33,444)	$76,174
Natural gas liquids	(4,148)	(954)	(3,194)
Natural gas	8,856	(1,462)	10,318

Total	$47,438	$(35,860)	$83,298

Closed gains (losses) on derivative instruments
Oil	$(470)	$(5,321)	$4,851
Natural gas liquids	(3,468)	—	(3,468)
Natural gas	1,537	1,176	361

Total	$(2,401)	$(4,145)	$1,744

Total revenues	$689,249	$418,369	$270,880

Production volumes
Oil (MBbl)	11,608	10,269	1,339
Natural gas liquids (MMgal)	146.0	126.0	20.0
Natural gas (MMcf)	22,500	20,700	1,800

Total production volumes (MBOE)	18,833	16,719	2,114

Average daily production volumes
Oil (MBbl/d)	42.5	37.5	5.0
Natural gas liquids (MMgal/d)	0.5	0.5	—
Natural gas (MMcf/d)	82.4	75.5	6.9

Total average daily production volumes (MBOE/d)	69.0	61.0	8.0

Average realized prices excluding effects of open non-cash mark-to-market derivative instruments
Oil (per barrel)	$45.85	$37.16	$8.69
Natural gas liquids (per gallon)	$0.39	$0.27	$0.12
Natural gas (per Mcf)	$2.37	$1.84	$0.53
Average realized prices excluding effects of all derivative instruments
Oil (per barrel)	$45.89	$37.68	$8.21
Natural gas liquids (per gallon)	$0.41	$0.27	$0.14
Natural gas (per Mcf)	$2.30	$1.78	$0.52
Costs per BOE
Oil, natural gas liquids and natural gas production expenses	$6.89	$7.94	$(1.05)
Production and ad valorem taxes	$2.20	$2.00	$0.20
Depreciation, depletion and amortization	$18.74	$20.61	$(1.87)
Exploration expense	$0.33	$0.11	$0.22
General and administrative	$3.27	$4.47	$(1.20)
Capital expenditures (includes acquisitions)	$971,867	$428,443	$543,424